_______________________________________________________________________________


                             JONES INTERCABLE, INC.

                                      AND

                     U.S. TRUST COMPANY OF CALIFORNIA, N.A.

                                    Trustee



                              ____________________




                                   INDENTURE

                           Dated as of March 23, 1995



                              ____________________




                             Senior Debt Securities


_______________________________________________________________________________

                          RECONCILIATION AND TIE SHEET
                                    between
                 Provisions of the Trust Indenture Act of 1939
                                      and
                     Indenture, Dated as of March 23, 1995
                                    between
                             JONES INTERCABLE, INC.
                                      and
                     U.S. TRUST COMPANY OF CALIFORNIA, N.A.
                                    Trustee


Section of Act                                  Section of Debenture
- --------------                                  --------------------
310(a)(1)....................................    8.09
310(a)(2)....................................    8.09
310(a)(3)....................................    Inapplicable
310(a)(4)....................................    Inapplicable
310(a)(5)....................................    8.08
310(b).......................................    8.08, 8.10
310(c).......................................    Inapplicable
311(a).......................................    8.13(a), 8.13(c)
311(b).......................................    8.13(b), 8.13(c)
311(c).......................................    Inapplicable
312(a).......................................    6.01, 6.02(a)
312(b).......................................    6.02(b)
312(c).......................................    6.02(c)
313(a).......................................    6.04(a)
313(b)(1)....................................    Inapplicable
313(b)(2)....................................    6.04(b)
313(c).......................................    6.04(c)
313(d).......................................    6.04(d)
314(a)(1)....................................    6.03(a)
314(a)(2)....................................    6.03(b)
314(a)(3)....................................    6.03(c)
314(a)(4)....................................    5.05
314(b).......................................    Inapplicable
314(c)(1)....................................    15.05
314(c)(2)....................................    15.05
314(c)(3)....................................    Inapplicable
314(d).......................................    Inapplicable
314(e).......................................    15.05
314(f).......................................    Omitted
315(a).......................................    8.01
315(b).......................................    7.07
315(c).......................................    8.01
315(d).......................................    8.01
315(e).......................................    7.08
316(a)(1)....................................    7.06, 9.04
316(a)(2)....................................    Omitted
316(b).......................................    7.04
316(c).......................................    9.05
317(a).......................................    7.02

317(b).......................................    5.04(a)
318(a).......................................    15.07
318(b).......................................    15.07
318(c).......................................    15.07

                               TABLE OF CONTENTS


                                                                       Page
                                                                       ----
Parties.............................................................     1


                                ARTICLE ONE

                                Definitions

Section 1.01      Certain terms defined.............................     1
                  Affiliated Partnership............................     2
                  Board of Directors................................     2
                  Board Resolution..................................     2
                  Business Day......................................     2
                  Capital Stock.....................................     2
                  Company...........................................     2
                  Company Order.....................................     2
                  Convertible Securities............................     3
                  Corporate Trust Office............................     3
                  Defaulted Interest................................     3
                  Event of Default..................................     3
                  Indenture.........................................     3
                  interest..........................................     3
                  Interest Payment Date.............................     3
                  Maturity..........................................     3
                  Officers' Certificate.............................     3
                  Opinion of Counsel................................     4
                  Original Issue Discount Security..................     4
                  Person............................................     4
                  Place of Payment..................................     4
                  Predecessor Security..............................     4
                  Regular Record Date...............................     4
                  Reporting Date....................................     4
                  Responsible Officer...............................     5
                  Security or Securities; outstanding...............     5
                  Securityholder; holder of Securities;
                    registered holder...............................     6
                  Security Register.................................     6
                  Significant Subsidiary............................     6
                  Special Record Date...............................     6
                  Stated Maturity...................................     6
                  Subsidiary........................................     6
                  Trustee; principal corporate trust office.........     6
                  Trust Indenture Act of 1939, as amended...........     7
Section 1.02      References are to Indenture.......................     7

                                                                      Page
                                                                      ----
Section 1.03      Security Forms....................................     7


                                ARTICLE TWO

                              The Securities

Section 2.01      Amount Unlimited; Issuable in Series..............     8
Section 2.02      Denominations.....................................    11
Section 2.03      Execution, Authentication,
                    Delivery and Dating.............................    11
Section 2.04      Payment of Interest; Interest
                    Rights Preserved................................    12
Section 2.05      Persons Deemed Owners.............................    14
Section 2.06      Computation of Interest...........................    14
Section 2.07      Exchange of Securities............................    14
Section 2.08      Temporary Securities..............................    15
Section 2.09      Mutilated, destroyed, lost or stolen
                    Securities......................................    16
Section 2.10      Cancellation of surrendered Securities............    17


                               ARTICLE THREE

                           INTENTIONALLY OMITTED

                               ARTICLE FOUR

                  Redemption of Securities - Sinking Fund

Section 4.01      Applicability of Article..........................    18
Section 4.02      Notice of redemption; selection of
                    Securities......................................    18
Section 4.03      When Securities called for redemption become
                    due and payable.................................    19
Section 4.04      Sinking Fund......................................    20
Section 4.05      Redemption of Securities for Sinking Fund.........    20
Section 4.06      Redemption in Event of Default....................    21
Section 4.07      Manner of redeeming Securities....................    22
Section 4.08      Cancellation of redeemed Securities...............    22

                                                                      Page
                                                                      ----
                               ARTICLE FIVE

                    Particular Covenants of the Company

Section 5.01      Payment of principal of and interest on
                    Securities......................................   22
Section 5.02      Maintenance of office or agency for
                    registration of transfer, exchange and
                    payment of Securities...........................   23
Section 5.03      Appointment to fill a vacancy in the office
                    of Trustee......................................   23
Section 5.04      Provision as to paying agent......................   23
Section 5.05      Officers' Certificates as to default..............   24


                                ARTICLE SIX

                   Securityholders' lists and reports by
                        the Company and the Trustee

Section 6.01      Company to furnish Trustee information as to
                    names and addresses of Securityholders..........   25
Section 6.02      Preservation and disclosure of lists..............   26
Section 6.03      Reports by the Company............................   27
Section 6.04      Reports by the Trustee............................   28


                               ARTICLE SEVEN

                Remedies of the Trustee and Securityholders
                            On Event of Default

Section 7.01      Events of Default defined.........................   30
Section 7.02      Payment of Securities on default; suit
                    therefor........................................   32
Section 7.03      Application of moneys collected by Trustee........   34
Section 7.04      Limitations on suits by holders of
                    Securities......................................   35
Section 7.05      Proceedings by Trustee; remedies cumulative
                    and continuing..................................   36
Section 7.06      Rights of holders of majority in principal
                    amount of Securities to direct Trustee and
                    to waive defaults...............................   37

                                                                      Page
                                                                      ----
Section 7.07      Trustee to give notice of defaults known to
                    it, but may withhold in certain
                    circumstances..................................    37
Section 7.08      Requirements of an undertaking to pay costs
                    in certain suits under the Indenture or
                    against the Trustee............................    38


                               ARTICLE EIGHT

                          Concerning the Trustee

Section 8.01      Duties and responsibilities of Trustee...........    39
Section 8.02      Reliance on documents, opinions, etc.............    40
Section 8.03      No responsibility for recitals, etc..............    42
Section 8.04      Trustee, paying agent or Security registrar
                    may own Securities.............................    42
Section 8.05      Moneys received by Trustee to be held in
                    trust without interest.........................    42
Section 8.06      Compensation and expenses of Trustee.............    43
Section 8.07      Right of Trustee to rely on Officers'
                    Certificate where no other evidence
                    specifically prescribed........................    43
Section 8.08      Conflicting interest of Trustee..................    44
Section 8.09      Requirements for eligibility of Trustee..........    51
Section 8.10      Resignation or removal of Trustee................    52
Section 8.11      Acceptance of Appointment by Successor...........    53
Section 8.12      Successor to Trustee by merger,
                    consolidation or succession to business........    55
Section 8.13      Limitations on rights of Trustee as a
                    creditor.......................................    56


                               ARTICLE NINE

                      Concerning the Securityholders

Section 9.01      Evidence of action by securityholders............    61
Section 9.02      Proof of execution of instrument and of
                    holding of Securities..........................    61
Section 9.03      Who may be deemed owners of Securities...........    62

                                                                      Page
                                                                      ----
Section 9.04      Securities owned by Company or controlled or
                    controlling persons disregarded for
                    certain purposes...............................    62
Section 9.05      Record date for action by securityholders........    63
Section 9.06      Instruments executed by securityholders bind
                    future holders.................................    63


                                ARTICLE TEN

                         Securityholders' Meetings

Section 10.01     Purposes for which meetings may be called........    64
Section 10.02     Manner of calling meetings; record date..........    65
Section 10.03     Call of meeting by Company or
                    securityholders................................    65
Section 10.04     Who may attend and vote at meetings..............    66
Section 10.05     Regulations......................................    66
Section 10.06     Manner of voting at meeting and record to be
                    kept...........................................    67
Section 10.07     Exercise of rights of Trustee and
                    securityholders not to be hindered or
                    delayed........................................    68


                              ARTICLE ELEVEN

                          Supplemental Indentures

Section 11.01     Purposes for which supplemental indentures
                    may be entered into without consent of
                    securityholders...............................     68
Section 11.02     Modification of Indenture with consent of
                    holders of a majority in principal amount
                    of Securities of a Series.....................     69
Section 11.03     Effect of supplemental indentures...............     71
Section 11.04     Securities may bear notation of changes by
                    supplemental indentures.......................     71
Section 11.05     Opinion of Counsel..............................     71
Section 11.06     Conformity with Trust Indenture Act.............     71

                                                                      Page
                                                                     ------
                              ARTICLE TWELVE

                      Consolidation, Merger and Sale

Section 12.01     Company may consolidate, etc., only on
                    certain terms..................................    72
Section 12.02     Successor corporation to be substituted..........    73
Section 12.03     Opinion of Counsel...............................    74


                             ARTICLE THIRTEEN

                 Satisfaction and Discharge of Indenture;
                             Unclaimed Moneys

Section 13.01     Satisfaction and discharge of Indenture..........    74
Section 13.02     Application by Trustee of funds deposited
                    for payment of Securities......................    75
Section 13.03     Repayment of moneys held by paying agent.........    75
Section 13.04     Repayment of moneys held by Trustee..............    75


                             ARTICLE FOURTEEN

                 Immunity of Incorporators, Shareholders,
                     Officers, Directors and Employees

Section 14.01     Incorporators, shareholders, officers,
                    directors and employees of Company exempt
                    from individual liability......................    76


                              ARTICLE FIFTEEN

                         Miscellaneous Provisions

Section 15.01     Successors and assigns of Company bound by
                    Indenture......................................    76
Section 15.02     Acts of Board, committee or officers of
                    successor corporation valid....................    77
Section 15.03     Required notices or demands may be served by
                    mail; waiver...................................    77

                                                                      Page
                                                                      ----
Section 15.04     Indenture and Securities to be construed in
                    accordance with the laws of the State of
                    Colorado.......................................    77
Section 15.05     Evidence of compliance with conditions
                    precedent......................................    78
Section 15.06     Payments due on Saturdays, Sundays or
                    holidays.......................................    79
Section 15.07     Provisions required by Trust Indenture Act
                    of 1939, as amended, to control................    79
Section 15.08     Provisions of the Indenture and Securities
                    for the sole benefit of the parties and
                    the securityholders............................    79
Section 15.09     Indenture may be executed in counterparts;
                    acceptance by Trustee..........................    80
Section 15.10     Article and Section headings.....................    80
Section 15.11     Action by Executive Committee of Board of
                    Directors......................................    80
Section 15.12     Separability clause..............................    80
Section 15.13     Maximum lawful rate..............................    80

                    Testimonium....................................    82
                    Signatures and seals...........................    82

            THIS INDENTURE, dated as of the 23th day of March, 1995, between JONES INTERCABLE, INC., a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Company"), and U.S. TRUST COMPANY OF CALIFORNIA, N.A. a national banking association duly organized and existing under and by virtue of the laws of the United States of America (hereinafter sometimes referred to as the "Trustee").


                             W I T N E S S E T H :

            WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided; and

            WHEREAS, all acts and things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done;

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            That in order to declare the terms and conditions upon which the Securities are authenticated, issued, delivered and held, and in consideration of the promises, and of the purchase and acceptance of the Securities by the holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:


                                  ARTICLE ONE

                                  Definitions

            Section 1.01. Certain Terms Defined. The terms defined in this Section 1.01 (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of

1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act of 1939, as amended, and in said Securities Act of 1933, as amended, as they are in force at the date of the execution of this Indenture.

            Affiliated Partnership: The term "Affiliated Partnership" shall mean any general or limited partnership, joint venture or other entity of a similar nature of which the Company or any Subsidiary is general or managing partner or venturer and of which the Company or any Subsidiary owns or controls at least a 0.5% interest.

            Board of Directors: The term "Board of Directors," when used with reference to the Company, shall mean the Board of Directors of the Company, or the Executive Committee of the Board of Directors of the Company, if any.

            Board Resolution: The term "Board Resolution" shall mean a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

            Business Day: The term "business day" shall mean a day other than a Saturday, a Sunday or a day which shall be in the City of Los Angeles, California, a day on which banking institutions are authorized or obligated by law or regulation to close.

            Capital Stock: The term "Capital Stock" shall mean, in respect of any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock.

            Company: The term "Company" shall mean Jones Intercable, Inc., a Colorado corporation, and, subject to the provisions of Article Twelve, shall also include its successors and assigns.

            Company Order: The term "Company Order" shall mean a written order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its

Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            Convertible Securities: The term "Convertible Securities" shall mean any publicly issued security or other evidence of indebtedness which is issued by the Company in a public offering and which is convertible at any time into shares of Capital Stock of the Company.

            Corporate Trust Office: The term "Corporate Trust Office" shall mean the principal office of the Trustee in Los Angeles, California or such other or additional offices as may be specified to the Company by the Trustee in writing at which at any particular time its corporate trust business shall be administered.

            Defaulted Interest: The term "Defaulted Interest" shall have the meaning specified in Section 2.04.

            Event of Default: The term "Event of Default" shall mean any event specified in Section 7.01, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

            Indenture: The term "Indenture" shall mean this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the form and terms of particular series of Securities established as contemplated by
Section 2.01.

            interest: The term "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

            Interest Payment Date: The term "Interest Payment Date," when used with respect to any Security, shall mean the Stated Maturity of an instalment of interest on such Security.

            Maturity: The term "Maturity," when used with respect to any Security, shall mean the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            Officers' Certificate: The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board or the President or any Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 15.05, if and to the extent required by the provisions thereof.

            Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of, or of counsel to, the Company and who shall be satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 15.05, if and to the extent required by the provisions thereof.

            Original Issue Discount Security: The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 7.01.

            Person: The term "Person" shall mean any individual, corporation, partnership, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Place of Payment: The term "Place of Payment," when used with respect to the Securities of any series, shall mean the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 2.01.

            Predecessor Security: The term "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.09 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            Regular Record Date: The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series shall mean the date specified for that purpose in accordance with
Section 2.01.

            Reporting Date: The term "Reporting Date" shall mean, when used with respect to any series of Securities, unless otherwise specified in a Board Resolution of supplemental indenture establishing a such series, May 15 of each year.

            Responsible Officer: The term "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Department of the Trustee, including any Vice President, Assistant Vice President, any trust officer or any other officer performing functions similar to those performed by the person who at the time shall be such officers, and any other officer of the Trustee to whom corporate trust matters are referred because of his knowledge of and familiarity with the particular subject.

            Security or Securities; outstanding: The term "Security" or "Securities" shall mean any Security or Securities of the same series, as the case may be, authenticated and delivered under this Indenture.

            The term "outstanding," when used with reference to Securities of a series, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Securities of such series authenticated and delivered by the Trustee under this Indenture, except:

            (a) Securities of such series theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities of such series, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that such Securities shall have reached their stated maturity, or, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Four, or provision satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide holders in due course.

            Securityholder; holder of Securities; registered holder: The term "securityholder," "holder of Securities," "registered holder," or other similar term, shall mean any person who shall at the time be the registered holder of any Security or Securities on the books of the Company kept for that purpose in accordance with the provisions of the Indenture and shall also mean the executors, administrators and other legal representatives of such person.

            Security Register: The term "Security Register" shall have the meaning specified in Section 2.07.

            Significant Subsidiary: The term "Significant Subsidiary" shall have the meaning ascribed to it in Rule 1-02 of Regulation S-X of the Securities and Exchange Commission.

            Special Record Date: The term "Special Record Date" for the payment of any Defaulted Interest shall mean a date fixed by the Trustee pursuant to Section 2.04.

            Stated Maturity: The term "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, shall mean the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

            Subsidiary: The term "Subsidiary" of any specified Person shall mean a corporation whose Capital Stock with voting power, under ordinary circumstances, to elect a majority of the directors is at any time, directly or indirectly, owned by such Person or by such Person and a Subsidiary or Subsidiaries of such Person or by a Subsidiary or Subsidiaries of such Person. Unless otherwise qualified, all references to a "Subsidiary" or "Subsidiaries" herein shall refer to a Subsidiary or Subsidiaries of the Company.

            Trustee; principal corporate trust office: The term "Trustee" shall mean U.S. Trust Company of California, N.A. and, subject to the provisions of Article Eight, shall also include its successors. The term "principal corporate trust office" of the Trustee shall mean the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business may be administered.

            Trust Indenture Act of 1939, as amended: The term "Trust Indenture Act of 1939, as amended," shall mean the Trust Indenture Act of 1939, as amended, as it is in force at the date of execution of this Indenture.

            Section 1.02. References are to Indenture. Unless the context otherwise requires, all references herein to "Articles," "Sections" and other subdivisions refer to the corresponding Articles, Sections and other subdivisions of this Indenture, and the words "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision hereof.

            Section 1.03. Security Forms. (a) The Securities of each series shall be in substantially the form established from time to time by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.03 for the authentication and delivery of such Securities. Any such Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security referred to therein approved by or pursuant to such Board Resolution.

            The Trustee's certificate of authentication shall be in substantially the form set forth in this Article.

            The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            (b) The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

            "This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

                              U.S. TRUST COMPANY OF CALIFORNIA, N.A.
                              as Trustee


                              By ___________________________
                                     Authorized Signatory"


                                  ARTICLE TWO

                                 The Securities

            Section 2.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities of the series pursuant to Section 2.07, 2.08, 2.09, 4.03 or 11.04);

            (3) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof;

            (4) the rate or rates (which may be fixed or variable), or the method of determination thereof, at which the Securities of the series shall bear interest, if any, including the rate of interest applicable on overdue payments of principal or interest, if different from the rate of interest stated in the title of the Security, the date or dates from which such interest shall accrue or the method of determination thereof, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

            (5) the Paying Agent or Paying Agents for the Securities of the series if other than the Trustee;

            (6) the Place of Payment of the Securities of the series if other than the Corporate Trust Office of the Trustee;

            (7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

            (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

           (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.01;

           (11) any deletions from or modifications of or additions to the Events of Default set forth in Section 7.01 pertaining to the Securities of the series;

           (12)  the form of the Securities of the series;

           (13) the obligation, if any, of the Company to permit the conversion of the Securities into Capital Stock and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion rate, the conversion period, adjustments to the conversion rate and any other provision relative to such obligation);

           (14) any deletions from or modifications of or additions to the covenants set forth in Article Five per- taining to the Securities of the series;

           (15) any modification of Section 11.02 to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Security of the series;

           (16) any other terms of a particular series and any other provisions expressing or referring to the terms and conditions upon which the Securities of that series are to be issued, which terms and provisions are not in conflict with the provisions of this Indenture or do not adversely affect the rights of Holders of any other series of Securities then outstanding; provided, however, that the addition to or subtraction from or variation of Articles Five, Seven, Twelve and Thirteen (and Section 1.01 insofar as it relates to the definition of certain terms as used in such Articles) with regard to the Securities of a particular series shall not be deemed to constitute a conflict with the provisions of those Articles; and

           (17)  the Reporting Date of the Securities of the series.

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

            The Securities of all series shall rank on a parity in right of payment.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

            Section 2.02. Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified in accordance with Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

            Section 2.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 8.01) shall be fully protected in relying upon the documents specified in Section 314 of the Trust Indenture Act, and, in addition:

            (a) a Board Resolution relating thereto, and if applicable, an appropriate record of any action taken pursuant to such Board Resolution, certified by the Secretary or Assistant Secretary of the Company;

            (b)   an executed supplemental indenture, if any; and

            (c)   an Opinion of Counsel which shall state

                  (1) that the form and terms of such Securities have been established by or pursuant to Board Resolutions, by a supplemental indenture or by both such resolution or resolutions and such supplemental indenture in conformity with the provisions of this Indenture;

                  (2) that the supplemental indenture, if any, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture.


            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

            Section 2.04. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment

Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            At the option of the Company, interest on the Securities of any series that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register.

            Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.
      The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other security.

            Section 2.05. Persons Deemed Owners. Prior to due presentment of a Security for registration or transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.04) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Section 2.06. Computation of Interest. Except as otherwise specified in accordance with Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

            Section 2.07. Exchange of Securities. Securities may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. The Securities to be exchanged shall be surrendered at the office or agency to be maintained by the

Company in accordance with the provisions of Section 5.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the securityholder making the exchange shall be entitled to receive.

            The Company shall keep, at the office or agency to be maintained by the Company in accordance with the provisions of
Section 5.02, a register or registers (such register or registers being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register Securities and shall register the transfer of Securities as in this Article Two provided. Upon surrender for registration of transfer of any Security at such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. The Trustee shall have the right to examine the register at any time.

            All Securities presented or surrendered for exchange, registration or transfer, redemption or payment shall, if so required by the Company or the Trustee, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company or the Trustee, duly executed by the registered holder or by his duly authorized attorney.

            No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

            The Company shall not be required to issue, register the transfer of or exchange any Securities for a period of fifteen days next preceding any date for the selection of Securities of the same series to be redeemed. The Company shall not be required to register the transfer of, or exchange any Security called or being called for redemption.

            Section 2.08. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten) of any authorized denomination and substantially in the form of the definitive Securities, but with or without a recital of specific redemption prices and with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Board of Directors of the Company. Temporary Securities shall contain such reference to any provisions of the Indenture as may be appropriate. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unnecessary delay, the Company will execute and deliver to the Trustee definitive Securities and thereupon any or all temporary Securities may be surrendered in exchange therefor, at the office or agency to be maintained by the Company in accordance with the provisions of Section 5.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

            Section 2.09. Mutilated, destroyed, lost or stolen Securities. In case any temporary or definitive Securities shall become mutilated or be destroyed, lost or stolen, the Company, in the case of any mutilated Security shall, and in the case of any destroyed, lost or stolen Security in its discretion may, execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding in exchange and in substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen, or, if any such Security shall have matured or shall be about to mature, instead of issuing a substituted Security, the Company may pay the same without surrender thereof except in the case of mutilated Security. In every case the applicant for a substituted Security or for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any substituted Security and deliver the same, or the Trustee or any paying agent of the Company may make any such payment, upon the written request or authorization of any officer of the Company, and shall incur no liability to anyone by reason of anything done or omitted to be done by it in good faith under the provisions of this Section 2.09. Upon the issue of any such substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

            Every substituted Security issued pursuant to the provisions of this Section 2.09 in substitution for any destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

            Section 2.10. Cancellation of surrendered Securities. All Securities surrendered upon or for the purpose of payment, redemption, exchange, substitution or registration of transfer, or in discharge in whole or in part of any sinking fund payment or analogous obligation, shall, if surrendered to the Company or any paying agent or registrar, be delivered to the Trustee and the same, together with Securities surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities as may be permitted by law and deliver a certificate of destruction thereof to the Company. Unless otherwise provided in the Supplemental Indenture pursuant to which any series of Securities is issued, Securities surrendered to the Trustee for cancellation and cancelled by the Trustee may be used by the Company, at its election, to reduce the amount of subsequent sinking fund payments or analogous obligations pursuant to Section 4.04, unless such Securities have theretofore been made the basis for the reduction of a Sinking Fund payment. If the Company shall purchase or otherwise acquire any of the Securities, however, such purchase or acquisition shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities, and may not be used as a reduction of a sinking fund payment, unless and until the Company, at its option, shall deliver or surrender the same to the Trustee for cancellation.


                                 ARTICLE THREE

                             INTENTIONALLY OMITTED


                                  ARTICLE FOUR

                    Redemption of Securities -- Sinking Fund

            Section 4.01. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified in accordance with Section 2.01 for Securities of any series) in accordance with this Article.

            Section 4.02. Notice of redemption; selection of Securities. In case the Company shall desire to exercise a right to redeem all or, as the case may be, any part of the Securities of any series in accordance with the right reserved so to do, the Company (or the Trustee at the request of the Company and at the Company's expense) shall give notice of such redemption to holders of the Securities of the series to be redeemed as hereinafter provided in this Section 4.02.

            Notice of redemption shall be given to the holders of Securities of the series to be redeemed as a whole or in part by mailing by first-class mail a notice of such redemption not less than 30 days nor more than 60 days prior to the date fixed for redemption to their last addresses as they shall appear upon the registry books, but failure to give such notice by mailing to the holder of any Security designated for redemption as a whole or in part, or any defect therein, shall not affect the validity of the proceedings for the redemption of any other Securities.

            Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice.

            Each such notice of redemption shall specify the total principal amount to be redeemed, the date fixed for redemption and the redemption price at which the Securities are to be redeemed, and shall state that payment of the redemption price of the Securities to be redeemed will be made at the office or agency to be maintained by the Company or the Trustee in accordance with the provisions of Section 5.02 (and shall state the name and address of such office or agency if different from the Company or the Trustee as set forth in Section 5.02), upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue. If less than all the Securities of a series are to be redeemed, the notice of redemption to each holder shall identify the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed (which shall be $1,000 or an integral multiple thereof) and shall state that on and after the redemption date, upon surrender of such Security, the holder will receive the redemption price together with accrued interest in respect of the principal amount thereof called for redemption and, without charge, a new Security or Securities of the same series of authorized denominations for the principal amount thereof remaining unredeemed.

            Prior to the redemption date specified in the notice of redemption given as provided in this Section 4.02, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities or portions of Securities of the series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

            If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee, at least 60 days (or such shorter period acceptable to the Trustee) in advance of the date fixed for redemption, notice of the aggregate principal amount of Securities to be redeemed, and thereupon the Trustee shall select pro rata or by lot the Securities or portions of Securities thereof of the series to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities or portions thereof to be redeemed.

            Section 4.03. When Securities called for redemption become due and payable. If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date fixed for redemption (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to the date fixed for redemption) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities at the place of payment in said notice specified, the said Securities shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued to the date fixed for redemption. If the date fixed for redemption is an Interest Payment Date, such payment shall not include accrued interest, which interest shall be paid in the usual manner otherwise provided for herein. Upon presentation of any Security which is redeemed in part only, the Company shall execute and register and the Trustee shall authenticate and deliver at the expense of the Company, a new Security or Securities of the same series in principal amount equal to the unredeemed portion of the Security so presented.

            Section 4.04. Sinking Fund. Except as otherwise specified in accordance with Section 2.01 for Securities of a series, at its option the Company may reduce its obligation to make any sinking fund payment in respect of Securities of a particular series in cash by an amount not exceeding the sum of the following:

            (i) the principal amount of Securities of the same series theretofore issued and reacquired (otherwise than through redemption pursuant to this Article Four) by the Company and delivered to the Trustee for cancellation and not theretofore made the basis for the reduction of a sinking fund payment; and

           (ii) the principal amount of Securities of the same series redeemed and paid pursuant to the provisions of this Article Four (otherwise than through the operation of the sinking fund) and delivered to the Trustee for cancellation, or which shall have been duly called for redemption (otherwise than through the operation of the sinking fund) and the redemption price of which shall have been deposited in trust for that purpose, and which have not theretofore been made the basis for the reduction of a sinking fund payment.

            Section 4.05. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.04 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 4.06 and 4.07.

            Section 4.06. Redemption in Event of Default. The Trustee shall not redeem any Securities of a particular series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during any period in which the Trustee is charged with knowledge of the continuance of either a default in payment of interest on the Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if cash sufficient for that purpose shall be paid to the Trustee for that purpose in accordance with the terms of this Article Four. Except as aforesaid, any moneys in the sinking fund during any period in which the Trustee is charged with knowledge of the continuance of any such default or Event of Default shall, during such period, be held as security for the payment of all Securities of the same series; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such money may be applied pursuant to the provisions of this Section 4.06.

            Subject to Section 7.07, the Trustee shall not be charged with knowledge of the continuance either of default in payment of interest on the Securities or of any Event of Default unless either (a) a Responsible Officer of the Trustee assigned to its corporate trust services department shall, as such officer, have actual knowledge thereof or (b) written notice of such continuance shall have been given to the Trustee by the Company or by the holders of at least 5% in principal amount of the Securities of the series in question at the time outstanding.

            Section 4.07. Manner of redeeming Securities. The Securities to be redeemed from time to time as in Section 4.05 provided shall be selected by the Trustee for redemption in the manner provided in Section
4.02 and notice thereof shall be given by the Trustee to the Company, and the Company hereby authorizes the Trustee, in the name of and at the expense of the Company, to give notice on behalf of the Company of the call of such Securities, all in the manner and with the effect in this Article Four specified except that, in addition to the matters required to be included in such notice by Section 4.02, such notice shall also state that the Securities therein designated for redemption are to be redeemed through operation of a sinking fund. Subject to the provisions of Section 4.06 and to the receipt by the Trustee of the cash and the accrued interest to be paid to the Trustee pursuant to Sections 4.04 and 4.05, the Trustee shall cause such Securities to be so redeemed and paid in accordance with such notice in the manner and with the effect provided in Sections 4.02 and 4.03.

            Section 4.08. Cancellation of redeemed Securities. All Securities surrendered to the Trustee, pursuant to the provisions of this Article Four, shall be forthwith cancelled by it and shall be destroyed by the Trustee, as may be permitted by law, which shall deliver its certificate of destruction thereof to the Company.


                                  ARTICLE FIVE

                      Particular Covenants of the Company

            The Company covenants as follows:

            Section 5.01. Payment of principal of and interest on Securities. The Company will duly and punctually pay or cause to be paid the principal of and interest on each of the Securities at the time and place and in the manner provided in the Security and this Indenture. If at any time Securities of any series are listed on the New York or American Stock Exchange and checks for payment of principal and interest are drawn on a bank located outside of the City of New York, New York, additional arrangements shall be made for payment on such checks at a bank, trust company or agency located in the City of New York, New York; these additional arrangements shall be disclosed to the securityholder upon payment by such check.

            Section 5.02. Maintenance of office or agency for registration of transfer, exchange and payment of Securities. So long as any of the Securities shall remain outstanding, the Company will maintain an office or agency either in the City of Englewood, Colorado, or in the City of Los Angeles, California, or if at any time Securities of any series are listed on the New York or American Stock Exchange in the City of New York, New York, where the Securities may be surrendered for exchange or registration of transfer as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served, and where the Securities may be presented or surrendered for payment or, for Securities of each series that is convertible, for conversion. The Company hereby initially appoints the principal corporate trust office of the Trustee in the City of Los Angeles, California its office or agency for each of said purposes. The Company will give to the Trustee notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location thereof or of any change in the location thereof, such surrenders, presentations and demands may be made and notices may be served at the principal corporate trust office of the Trustee in the City of Los Angeles, California, and the Company hereby appoints the Trustee its agent to receive at the aforesaid offices all such surrenders, presentations, notices and demands.

            Section 5.03. Appointment to fill a vacancy in the office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

            Section 5.04.  Provision as to paying agent.

            (a) If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.04,

            (1) that it will hold all sums held by it as such agent for payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the securityholders or the Trustee, and

            (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable.

            (b) Whenever the Company shall have one or more paying agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a paying agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the holders of Securities entitled to such principal or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

            (c) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the persons entitled thereto, a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of any failure to take such action.

            (d) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture pursuant to Article Thirteen hereof, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

            (e) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this
Section 5.04 is subject to the provisions of Sections 13.03 and 13.04.

            Section 5.05. Officers' Certificates as to default. The Company will, so long as any of the Securities are outstanding:

            (a) deliver to the Trustee, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such default or defaults, and

            (b) deliver to the Trustee within 90 days after the end of each fiscal year of the Company, beginning with the fiscal year ending May 31, 1996, an Officers' Certificate stating, as to each signer thereof, that:

                  (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.


                                  ARTICLE SIX

                       Securityholders' lists and reports
                         by the Company and the Trustee

            Section 6.01. Company to furnish Trustee information as to names and addresses of Securityholders. The Company will furnish or cause to be furnished to the Trustee:

            (a) semi-annually, either (i) not later than May 15 and November 15 in each year in the case of Original Issue Discount Securities of any series which by their terms do not bear interest prior to Maturity, or (ii) not more than 15 days after each Regular Record Date in the case of Securities of any other series, a list, each in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding May 1 or November 1 or as of such Regular Record Date, as the case may be, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that so long as the Trustee is the Security registrar in respect of a series, no such list shall be required to be furnished as to such series.

              Section 6.02.  Preservation and disclosure of lists.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities of a series (1) contained in the most recent list furnished to it as provided in Section 6.01 and (2) received by it in the capacity of paying agent (if so acting) and Security registrar. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

            (b) In case three or more holders of Securities of such series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series with respect to their rights under this Indenture or under the Securities of such series, and is accompanied by a copy of the form of proxy or other communication which such applicants proposed to transmit, then the Trustee shall, within five business days after the receipt of such application, notify the Company of such application and its election either

            (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, or

            (2) inform such applicants as to the approximate number of holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, and as to the approximate cost of mailing to such securityholders the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each securityholder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants, with a copy to the Company, and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor the Security registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

            Section 6.03.  Reports by the Company.

            (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Sections 13, 14 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to any of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required to be filed pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

            (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

            (c) The Company covenants and agrees to transmit to the holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of
Section 6.04 with respect to reports pursuant to subsection (a) of said
Section 6.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

            (d) The Company covenants and agrees to transmit to the Trustee written notice of any Event of Default, as defined in Section 7.01 hereof, within 15 days of its occurrence.

            Section 6.04.  Reports by the Trustee.

            (a) Within 60 days after the first Reporting Date occurring subsequent to the initial issuance of Securities hereunder and within 60 days after each Reporting Date occurring thereafter, the Trustee shall transmit by mail to the Holders, as hereinabove provided, a brief report (but in no event shall such report be transmitted more than twelve months after the date of the initial issuance of the Securities in the case of the first such report and at stated intervals of more than twelve months in the case of each subsequent report) dated as of such Reporting Date with respect to any of the events the Trustee is required to include in such report pursuant to Section 313(a) of the Trust Indenture Act of 1939, as amended.

            (b) The Trustee shall transmit to the security holders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 6.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten per cent or less of the principal amount of Securities outstanding at such time, such report to be transmitted within 90 days after such time.

            (c) Reports pursuant to this Section 6.04 shall be transmitted by mail (1) to all holders of Securities, as the names and addresses of such holders appear upon the registration books of the Company; (2) to such holders of Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and (3) except in the case of reports pursuant to
Section 6.04(b), to all holders of Securities whose names and addresses have been furnished to or received by the Trustee pursuant to Section 6.01.

            (d) A copy of each such report shall, at the time of such transmission to securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed and also with the Securities and Exchange Commission. The Company will notify the Trustee when and as the Securities become listed on any stock exchange.

                                 ARTICLE SEVEN

                  Remedies of the Trustee and Securityholders
                              On Event of Default

            Section 7.01. Events of Default defined. "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any installment of interest upon any of the Securities of that series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of the principal or premium (if any) of any of the Securities of that series as and when the same shall become due and payable either at maturity, or upon redemption, by declaration or otherwise; or

            (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in this Indenture or applicable Securities of that series (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time outstanding; or

            (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or any corporate Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any corporate Significant Subsidiary or for all or substantially all of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (e) the Company or any corporate Significant Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or any corporate Significant Subsidiary or for all or substantially all of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

            (f) any other Event of Default provided with respect to Securities of that series;

then and in each and every such case, unless the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by securityholders), may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of that series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or specified amount) of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of any and all Securities of that series which shall have become due otherwise than by declaration (with interest on overdue installments of interest to the extent permitted by law, and on such principal at the rate of interest borne by the Securities of that series to the date of such payment or deposit) and the expenses of the Trustee, and any and all defaults under the Indenture, other than the nonpayment of principal of and accrued interest on Securities of that series which shall have become due by declaration, shall have been remedied -- then and in every such case the holders of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

            In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities of that series shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

            Section 7.02. Payment of Securities on default; suit therefor. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of a series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities or upon redemption or upon declaration or otherwise -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal or interest, or both, as the case may be, with interest upon the overdue principal and installments of interest (to the extent permitted by law) at the rate of interest borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

            In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon the Securities of that series, and collect in the manner provided by law out of the property of the Company or any obligor upon the Securities of that series wherever situated the moneys adjudged or decreed to be payable.

            In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Securities under the federal bankruptcy laws or any other applicable law or in connection with the insolvency of the Company or any other obligor upon the Securities or in case a receiver or trustee shall have been appointed for its property, or in case of any other judicial proceedings relative to the Company or any other obligor upon the Securities or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities except as may be limited by applicable federal bankruptcy laws or any other applicable law, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the securityholders allowed in any judicial proceeding relative to the Company or any other obligor upon the Securities, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the securityholders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, liabilities and counsel fees out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the holders of the Securities may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any securityholders any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of securityholders, or to authorize the Trustee to vote in respect of the claim of any securityholders in any such proceeding.

            All rights of action and of asserting claims under this Indenture, or under any of the Securities of a series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities of such series.

            Section 7.03. Application of moneys collected by Trustee. Any moneys collected by the Trustee pursuant to Section 7.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of several Securities of a series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid.

            First: To the payment of all amounts due the Trustee pursuant to Section 8.06;

            Second: In case no principal of the outstanding Securities of such series shall have become due and be unpaid, to the payment of interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate of interest borne by the Securities of such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            Third: In case any principal of the outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series in respect of which or for the benefit of which such money has been collected for principal and interest, with interest on the overdue principal (and premium, if any) and installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate of interest borne by the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, ratably to the aggregate of such principal (and premium, if any) and accrued and unpaid interest; and

            Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

            Section 7.04. Limitations on suits by holders of Securities. No holder of any Security shall have any right by virtue or by availing itself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinabove provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.06; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities of the same series, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of that series. For the protection and enforcement of the provisions of this Section 7.04, each and every securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Notwithstanding any other provisions in this Indenture, the right of any holder of any Security to receive payment of the principal of and interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

            Section 7.05. Proceedings by Trustee; remedies cumulative and continuing. In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. All powers and remedies given by this Article Seven to the Trustee or to the securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of
Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the securityholders.

            Section 7.06. Rights of holders of majority in principal amount of Securities to direct Trustee and to waive defaults. The holders of a majority in aggregate principal amount of Securities of a series at the time outstanding (determined as provided in Section 9.04), or, if a record date is set in accordance with Section 9.05, as of such record date, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the securityholders not consenting, and provided further that nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the securityholders. Prior to the declaration of the maturity of the Securities of a series as provided in Section 7.01, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding (determined as provided in Sections
9.04 and 9.05) may on behalf of the holders of all the Securities of that series waive any past default hereunder and its consequences, except a default in the payment of interest on, or the principal of, any of the Securities of that series. In the case of any such waiver the Company, the Trustee and the holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            Section 7.07. Trustee to give notice of defaults known to it, but may withhold in certain circumstances. The Trustee shall, within 90 days after the occurrence of a default hereunder, give to the securityholders, in the manner and to the extent provided in subsection (c) of Section 6.04 with respect to reports pursuant to subsection (a) of
Section 6.04, notice of such defaults known to the Trustee unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 7.07 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e) and
(f) of Section 7.01, not including any periods of grace provided for in clauses (a) and (c), respectively, and irrespective of the giving of notice specified in clause (c)); provided that, in the event such notice is given prior to subsequent cure or waiver of such default, the Trustee shall, within 30 days after such cure or waiver, give to the securityholders like notice of such cure or waiver and provided that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Securities or any sinking fund payment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the securityholders.

            Section 7.08. Requirements of an undertaking to pay costs in certain suits under the Indenture or against the Trustee. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any securityholder of a series, or group of securityholders of a series, holding in the aggregate more than ten percent in aggregate principal amount of the Securities of that series outstanding, or to any suit instituted by any securityholder for the enforcement of the payment of the principal of or interest on any Security, on or after the due date expressed in such Security.


                                 ARTICLE EIGHT

                             Concerning the Trustee

            Section 8.01. Duties and responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, provided, however, that

            (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                  (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time outstanding (determined as provided in Sections 9.04 And 9.05) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

            None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of or affecting the liability of or affording protections to the Trustee shall be subject to the provisions of this Section 8.01.

            Section 8.02. Reliance on documents, opinions, etc. Subject to the provisions of Section 8.01:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Company;

            (c) The Trustee may consult with counsel of its choosing and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the securityholders, pursuant to the provisions of this Indenture, unless such securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; but nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

            (e) The Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or right or powers conferred upon it by this Indenture;

            (f) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be obligated to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, security, or other paper or document, unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Securities of a series then outstanding (determined as provided in Sections 9.04 or 9.05) in which case the Trustee shall make such inquiry and investigation as it may deem appropriate; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The actual, reasonable out-of-pocket expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand. If the Trustee shall determine to make such further inquiry or investigations, it shall be entitled to examine the books, records and premises of the Company, personally, or by agent or attorney; and

            (g) The Trustee may exercise any of the rights or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys. The Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 8.03. No responsibility for recitals, etc. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any moneys received by any paying agent other than the Trustee.

            Section 8.04. Trustee, paying agent or Security registrar may own Securities. The Trustee or any paying agent or Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 8.08 and the Trust Indenture Act, as amended, conduct business with the Company, its Subsidiaries and Affiliated Partnerships, and other affiliates of the Company, with the same rights it would have if it were not Trustee, paying agent or Security registrar.

            Section 8.05. Moneys received by Trustee to be held in trust without interest. Subject to the provisions of Section 13.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon.

            Section 8.06. Compensation and expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable and customary compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the acceptance or administration of its trust under this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, wilful misconduct or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, wilful misconduct or bad faith on the part of the Trustee and arising out of or in connection with (a) the acceptance or administration of this trust, including liability which the Trustee may incur as a result of the failure to withhold, pay or report, any tax, assessment or governmental charge and including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, or (b) any act or omission of any Security registrar or paying agent other than the Trustee. The obligations of the Company under this Section 8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

            Section 8.07.  Right of Trustee to rely on Officers'
Certificate where no other evidence specifically prescribed.

Subject to the provisions of Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, wilful misconduct or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence, wilful misconduct or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

            Section 8.08.  Conflicting interest of Trustee.

            (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 8.08, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided in subsection (e) of this Section 8.08, resign in the manner and with the effect specified in Section 8.10, such resignation to become effective upon the appointment of a successor trustee and such successor's acceptance of such appointment, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section 8.10.

            (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 8.08, the Trustee shall, within ten days after the expiration of such 90-day period, transmit notice of such failure to the securityholders in the manner and to the extent provided in subsection (c) of Section 6.04 with respect to reports pursuant to subsection (a) of Section 6.04.

            (c) For the purposes of this Section 8.08 the Trustee shall be deemed to have a conflicting interest if a default has occurred with respect to Securities of any series and:

            (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are qualified under the Trust Indenture Act of 1939, as amended, unless the Securities and Exchange Commission shall have found and declared by order pursuant to Subsection (b) of Section 305 or Subsection (c) of
      Section 307 of the Trust Indenture Act of 1939, as amended, that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such other indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

            (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

            (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other then the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company;
      (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by an underwriter for the Company to act in the capacity of transfer agent, escrow agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection
      (c), to act as trustee whether under an indenture or otherwise;

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more persons;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company;

            (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

            (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

            (9) the Trustee owns on the date of default upon the Securities, or any anniversary of such default while such default upon the Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the date of any such default upon the Securities and annually in each succeeding year that the Securities remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such date. If the Company fails to make payment in full of principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of para-graphs (6), (7) and (8) of this subsection (c); or

            (10)  except under the circumstances described in paragraphs
      (1), (3), (4), (5) or (6) of Section 8.13(b), the Trustee shall be or shall become a creditor to the Company.

            The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this subsection (c).

            For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

            Except as above provided, the word "security" or "securities" as used in this Indenture, shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certification or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for security, fractional undivided interest in oil, gas, or other mineral rights, or in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

            (d)   For the purposes of this Section 8.08:

            (1) The term "underwriter" when used with reference to the Company shall mean every person, who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributor's or seller's commission.

            (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

            (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5) The term "Company" shall mean any obligor upon the Securities.

            (6) The term "executive officer" shall mean the president, every vice president, every assistant vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

            (7) The term "default" shall mean any event which is, or after notice or lapse of time or both would become, an Event of Default.

            The percentages of voting securities and other securities specified in this Section 8.08 shall be calculated in accordance with the following provisions:

            (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Sec-tion 8.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (C) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

            (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) Securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                 (ii) Securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                (iii) Securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                 (iv) Securities held in escrow if placed in escrow by the issuer thereof; provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges, provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

            (e) Except in the case of a default in the payment of the principal of or interest on any Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section 8.08 if the Trustee shall have sustained the burden of proving on application to the Securities and Exchange Commission (the "Commission") and after opportunity for hearing thereon, that:

            (1) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

            (2) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the holders of the Securities. The filing of such application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

            Section 8.09. Requirements for eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having assets of at least one hundred million dollars and a combined capital and surplus of at least twenty-five million dollars, subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

               Section 8.10.  Resignation or removal of Trustee.

            (a) The Trustee, or any trustee hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice of such resignation to the Company and to the holders of Securities of such series, such notice to such holders to be given at Company expense by mailing (by first-class mail) the same within thirty days after such notice is given to the Company. Upon receiving such notice of resignation and evidence satisfactory to it of such mailing, the Company shall promptly appoint a successor trustee or trustees with respect to the Securities of that or those series (it being understood that any such successor trustee may be appointed with respect to the Securities of one or more or all such series and that at any time there shall be only one trustee with respect to the Securities of any particular series) by written instrument, executed by order by the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to each successor trustee. If no successor trustee or trustees shall have been so appointed and have accepted appointment within sixty days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee or trustees, or any holder of Securities of such series who has been a bona fide holder of a Security or Securities of such series for at least six months may, subject to the provisions of Section 7.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribed, appoint a successor trustee or trustees.

            (b)   In case at any time any of the following shall occur --

            (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 8.08 after written request therefor by the Company or by any securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such securityholder, or

            (3) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the trustee so removed and one copy to the successor trustee, or, subject to the provisions of Sec-tion 7.08, any securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribed, remove the Trustee with respect to all Securities and appoint a successor trustee.

            (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding (determined as provided in Article 9) may at any time remove the Trustee with respect to the Securities of such series and appoint a successor trustee by written instrument or instruments signed by such holders or their attorneys-in-fact duly authorized, or by the affidavits of the permanent chairman and secretary of a meeting of the holders evidencing the vote upon a resolution or resolutions submitted thereto with respect to such removal and appointment (as provided in Article Ten), and by delivery thereof to the Trustee so removed, to the successor trustee and to the Company.

            (d) Any resignation or removal of the Trustee and appointment of any successor trustee pursuant to any of the provisions of this Section
8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

            Section 8.11.  Acceptance of Appointment by Successor.  (a)
In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring trustee; but, on the request of the Company or the successor trustee, such retiring trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee hereunder.

            (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the retiring trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring trustee with respect to the securities of that or those series as to which the retiring trustee is not retiring shall continue to be vested in the retiring trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but on request of the Company or any successor trustee, such retiring trustee shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

            (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all right, powers and trusts referred to in paragraph (a) or (b) of this Section, as he case may be.

            (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            (e) The Company shall give notice of each resignation and each removal of the trustee with respect to the Securities of any series and each appointment of a successor trustee with respect to the Securities of any series by mailing written notice of such event to all holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee with respect to the Securities of such series and the address of its Corporate Trust office.

            Section 8.12. Successor to Trustee by merger, consolidation or succession to business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger or conversion or consolidation to which the Trustee shall be party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Sec-tion 8.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture and any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            Section 8.13.  Limitations on rights of Trustee as a creditor.

            (a) Subject to the provisions of subsection (b) of this Sec-tion 8.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section 8.13, or subsequent to such a default, then, unless and until such default shall be cured or waived, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities, and the holders of other indenture securities (as defined in subsection (c) of this Section 8.13);

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period, and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

            Nothing herein contained, however, shall affect the right of the Trustee:

            (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws or applicable state laws;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Sec-tion 8.13 would occur within three months; or

            (D) to receive payment on any claim referred to in para-graph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

            For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

            If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the securityholders, and the holders of other indenture securities in such manner that the Trustee, the securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the securityholders, and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

            Any Trustee who has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three month period; and

           (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

            (b)   there shall be excluded from the operation of subsection
(a) of this Section 8.13 a creditor relationship arising from

            (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the securityholders at the time and in the manner provided in Sec-tion 6.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 8.13;

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 8.13.

            (c)   As used in this Section 8.13:

            (1) The term "default" shall mean any failure to make payment in full of the principal or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

            (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939, as amended), outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 8.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

            (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

            (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

            (5) The term "Company" shall mean any obligor upon the Securities.


                                  ARTICLE NINE

                         Concerning the Securityholders

            Section 9.01. Evidence of action by securityholders. Whenever in this Indenture it is provided that the holder of a specified percentage in aggregate principal amount of the Securities of a series may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver or the taking of any other action) the fact that the holders of such specified percentage, determined as of the time such action was taken or, if a record date was set with respect thereto pursuant to Section 9.05, as of such record date, have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by securityholders of that series in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Securities of that series voting in favor thereof at any meeting of securityholders of that series duly called and held in accordance with the provisions of Article Ten, or (c) by combination of such instrument or instruments and any such record of such meeting of securityholders of that series.

            Section 9.02. Proof of execution of instrument and of holding of Securities. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

            The ownership of Securities shall be proved by the Security Register, or by a certificate of the registrar thereof.

            The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section 9.02 as it shall deem reasonable.

            The record of any securityholders' meeting shall be proved in the manner provided in Section 10.06.

            Section 9.03. Who may be deemed owners of Securities. The Company, the Trustee, any paying agent and any Security registrar may deem and treat the person in whose name any Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to, or upon the order of, any such holder shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security. Notwithstanding anything to the contrary contained herein, any sale, transfer, or assignment of a Security shall be effective only upon registration of the name of the transferee in the Security register.

            Section 9.04. Securities owned by Company or controlled or controlling persons disregarded for certain purposes. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any demand, direction, request, notice, consent, waiver or other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, direction, request, notice, consent or waiver, only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

            Section 9.05. Record date for action by securityholders. Whenever in this Indenture it is provided that holders of a specified percentage in aggregate principal amount of the Securities of a series may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), other than any action taken at a meeting of securityholders called pursuant to Article Ten, the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of that series then outstanding, may request the Trustee to fix a record date for determining securityholders entitled to notice of and to take any such action. In case the Company or the holders of Securities of that series in the amount specified shall desire to request securityholders to take any such action and shall request the Trustee to fix a record date with respect thereto by written notice setting forth in reasonable detail the securityholder action to be requested, the Trustee shall promptly (but in any event within five days of receipt of such request) fix a record date which shall be a business day not less than 15 nor more than 20 days after the date on which the Trustee receives such request. If the Trustee shall fail to fix a record date as hereinabove provided, then the Company or the holders of Securities of that series in the amount above specified may fix the same by mailing written notice thereof (the record date to be fixed to be a business day not less than 15 nor more than 20 days after the date on which such written notice shall be given) to the Trustee. If a record date is fixed according to this Section 9.05, only persons shown as securityholders of that series on the registration books of the Company at the close of business on the record date so fixed shall be entitled to take the requested action and the taking of such action by the holders on the record date of the required percentage of the aggregate principal amount of the Securities of that series shall be binding on all securityholders of that series, provided that the taking of the requested action by the holders on the record date of the percentage in aggregate principal of the Securities of that series specified in this Indenture in connection with such action shall have been evidenced to the Trustee, as provided in Section 9.01, not later than 180 days after such record date.

            Section 9.06. Instruments executed by securityholders bind future holders. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of a series specified in this Indenture in connection with such action, any holder of a Security of that series which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal corporate trust office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security of that series and any direction, demand, request, waiver, consent, vote or other action of the holder of any Security which by any provisions of this Indenture is required or permitted to be given shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.


                                  ARTICLE TEN

                           Securityholders' Meetings

            Section 10.01. Purposes for which meetings may be called. A meeting of securityholders of a series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

            (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or take any other action authorized to be taken by securityholders of a series pursuant to any of the provisions of Article Seven;

            (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Eight;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

            (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of a series under any other provisions of this Indenture or under applicable law.

            Section 10.02. Manner of calling meetings; record date. The Trustee may at any time call a meeting of securityholders of a series to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall reasonably determine. Notice of every meeting of the securityholders of that series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting to such securityholders at their registered addresses. For the purposes of determining securityholders entitled to notice of any meeting of securityholders of that series, the Trustee shall fix in advance a date as the record date for such determination, such date to be a business day not more than 10 days prior to the date of the mailing of such notice as hereinabove provided. Only persons in whose name any Security of that series shall be registered upon the books of the Company on a record date fixed by the Trustee as aforesaid, or by the Company or the securityholders as in Section 10.03 provided, shall be entitled to notice of the meeting of securityholders of that series with respect to which such record date was fixed.

            Section 10.03. Call of meeting by Company or securityholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of a series then outstanding, shall have requested the Trustee to call a meeting of securityholders of a series to take any action authorized in Section 10.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or the holders of the Securities of that series in the amount above specified, as the case may be, may fix the record date with respect to, and determine the time and the place in said City of Englewood, Colorado, for, such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02. The record date fixed as provided in the preceding sentence shall be set forth in a written notice to the Trustee and shall be a business day not less than 15 nor more than 20 days after the date on which such notice is sent to the Trustee.

            Section 10.04. Who may attend and vote at meetings. Only persons entitled to receive notice of a meeting of securityholders and their respective proxies duly appointed by an instrument in writing shall be entitled to vote at such meeting. The only persons who shall be entitled to be present or to speak at any meeting of securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. When a determination of securityholders entitled to vote at any meeting of securityholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

            Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of securityholders of a series, in regard to proof of the holding of Securities of that series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 9.02.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by securityholders as provided in Section 10.03, in which case the Company or the securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

            Subject to the provisions of Section 9.04, at any meeting each securityholder of a series or proxy entitled to vote thereat shall be entitled to one vote for each $1,000 principal amount of Securities of that series held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designated him as the person to vote on behalf of other securityholders. Any meeting of securityholders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

            At any meeting of securityholders of a series, the presence of persons who held, or who are acting as proxy for persons who held, an aggregate principal amount of Securities of that series on the record date for such meeting sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of the Securities of that series represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

            Section 10.06. Manner of voting at meeting and record to be kept. The vote upon any resolution submitted to any meeting of securityholders shall be by written ballots on each of which shall be subscribed the signature of the securityholder or proxy casting such ballot and the identifying number or numbers of the Securities held or represented in respect of which such ballot is cast. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the identifying numbers of the Securities voting in favor of or against any resolution. Each counterpart of such record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the counterparts shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

            Any counterpart record so signed and verified shall be conclusive evidence of the matters therein stated and shall be the record referred to in clause (b) of Section 9.01.

            Section 10.07. Exercise of rights of Trustee and securityholders not to be hindered or delayed. Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of holders of Securities of a series or any right expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the holders of Securities of such series under any of the provisions of this Indenture or of the Securities.


                                 ARTICLE ELEVEN

                            Supplemental Indentures

            Section 11.01. Purposes for which supplemental indentures may be entered into without consent of securityholders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act of 1939, as amended, as then in effect) for one or more of the following purposes:

            (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Twelve;

            (b) to add to the covenants of the Company such further covenants, restrictions or conditions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of all or any series of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

            (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture or any supplemental indenture as shall not materially adversely affect the interests of the holders of the Securities of any series; and

            (d) to provide for the issuance under this Indenture of Securities, whether or not then outstanding, in coupon form
      (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form and to make all appropriate notice provision and other changes for such purpose.

            (e) to establish the form or terms of Securities of any series as permitted by Sections 1.03 and 2.01.

            The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, mortgage, pledge or assignment of any property thereunder, provided that if any such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            Any supplemental indenture authorized by the provisions of this
Section 11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.02.

            Section 11.02. Modification of Indenture with consent of holders of a majority in principal amount of Securities of a Series. With the consent (evidenced as provided in Section 9.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture at the time outstanding (determined as provided in Section 9.04) as of such record date, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall comply with the provisions of the Trust Indenture Act of 1939, as amended, as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture (including, but without limitation, those relating to any sinking fund obligations) or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of such series; provided, however, that no such supplemental indenture shall
(i) extend the Stated Maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption date), without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities of that series then outstanding; or (iii) modify any of the provisions of this Section 11.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Security affected thereby.

            Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture, provided that if such supplemental indenture materially adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the securityholders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 11.02, the Company shall mail a notice to the securityholders, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            Section 11.03. Effect of supplemental indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            Section 11.04. Securities may bear notation of changes by supplemental indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, or after any action taken at a securityholders' meeting pursuant to Article Ten, may bear a notation in form approved by the Trustee and the Company as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities of a series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then outstanding.

            Section 11.05. Opinion of Counsel. The Trustee may rely upon an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Eleven.

            Section 11.06. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939, as amended, as then in effect if this Indenture shall then be qualified under that Act.


                                 ARTICLE TWELVE

                         Consolidation, Merger and Sale

            Section 12.01. Company may consolidate, etc., only on certain terms. The Company shall not consolidate or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of its assets as an entirety or substantially as an entirety to any Person unless
(a) immediately after such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the entity (whether the Company or such other corporation) formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, shall not be in default in performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by the Company and no Event of Default shall have occurred and be continuing; (b) the entity (if other than the Company) formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia; and (c) the due and punctual payment of the principal of and interest on all of the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture complying with the requirements of Article Eleven, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property; provided, however, that the granting of a security interest or creation of a lien shall not in and of itself constitute a sale, assignment, transfer, lease, conveyance or other disposition. If at any time there be any consolidation or merger or sale or conveyance of property to which the covenant of this Section 12.01 is applicable, then in any such event the successor corporation will promptly deliver to the Trustee:

            (1) an Officers' Certificate stating that as of the time immediately after the effective date of any such transaction the covenants of the Company contained in this Section 12.01 have been complied with and the successor corporation is not in default under the provisions of the Indenture; and

            (2) an Opinion of Counsel stating that in his opinion such covenants have been complied with and that any instrument or instruments executed in the performance of such covenants comply with the requirements thereof.

            Section 12.02. Successor corporation to be substituted. In case of any such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and upon the assumption by the successor corporation, in the manner hereinabove provided, of the due and punctual payment of the principal of, and premium (if any), and interest on all the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part and all obligations of the predecessor corporation shall thereafter cease. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation (instead of the Company) and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

            In case of any such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

            Section 12.03. Opinion of Counsel. The Trustee, subject to the provisions of Sections 8.01 and 8.02, may receive and rely on an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and any such assumption, complies with the provisions of this Article Twelve.


                                ARTICLE THIRTEEN

                    Satisfaction and Discharge of Indenture;
                                Unclaimed Moneys

            Section 13.01.  Satisfaction and discharge of Indenture.  If
(a) the Company shall deliver to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and not theretofore cancelled, or (b) all the Securities of any series not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all of such Securities of such series not theretofore cancelled or delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to the Securities of such series then (except as otherwise provided in this Article Thirteen) this Indenture shall cease to be of further effect with respect to the Securities of such series, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Securities of such series; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses theretofore and thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series.

            Section 13.02. Application by Trustee of funds deposited for payment of Securities. All moneys deposited with the Trustee pursuant to
Section 13.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Securities, for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal of, and premium (if any), and interest.

            Section 13.03. Repayment of moneys held by paying agent. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

            Section 13.04. Repayment of moneys held by Trustee. Any moneys deposited with the Trustee or any paying agent for the payment of the principal of, and premium (if any), or interest on any Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which such payment shall have become due, shall be repaid to the Company by the Trustee or by such paying agent on demand; and thereupon the Trustee and such paying agent shall be released from all further liability with respect to such moneys, and the holder of any of the Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Trustee or any paying agent before being required to make any such repayment may at the expense of the Company mail to each holder or cause to be published once in a financial newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


                                ARTICLE FOURTEEN

                    Immunity of Incorporators, Shareholders,
                       Officers, Directors and Employees

            Section 14.01. Incorporators, shareholders, officers, directors and employees of Company exempt from individual liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, directors or employees as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer, director or employee as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                ARTICLE FIFTEEN

                            Miscellaneous Provisions

            Section 15.01. Successors and assigns of Company bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

            Section 15.02. Acts of board, committee or officers of successor corporation valid. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

            Section 15.03. Required notices or demands may be served by mail; waiver. Any notice or demand which by any provisions of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited, first class postage prepaid, in a post office letter box addressed (until another address is filed by the Company with the Trustee for such purpose), as follows: Jones Intercable, Inc., 9697 E. Mineral Avenue, Englewood, Colorado 80112, marked to the attention of the President. Any notice, direction, request or demand by any securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the principal corporate trust office of the Trustee in the State of California which on the date hereof is located at 555 South Flower Street, Suite 2700, Los Angeles, California,
Attention:  Corporate Trust Department, Telecopier No.: (213) 488-4039.

            Where this Indenture provides for notice to securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event or action relating thereto, and such waiver shall be equivalent of such notice. Waivers of notice by securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            Section 15.04. Indenture and Securities to be construed in accordance with the laws of the State of Colorado. This Indenture and each Security shall be deemed to a contract made under the laws of the State of Colorado, and for all purposes shall be governed by and construed in accordance with the laws of said State.

            Section 15.05. Evidence of compliance with conditions precedent. Upon any request or application by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon





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                                      -79-



which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

            Section 15.06. Payments due on Saturdays, Sundays or holidays. In any case where the date of payment of interest on or principal of the Securities or the date fixed for redemption of any Security or the making of any sinking fund payment shall not be a business day then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date of payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

            Section 15.07. Provisions required by Trust Indenture Act of 1939, as amended, to control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

            Section 15.08. Provisions of the Indenture and Securities for the sole benefit of the parties and the securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained, all its covenants, conditions and provisions being for the sole benefit of the parties hereto and the holders of the Securities.

            Section 15.09. Indenture may be executed in counterparts; acceptance by Trustee. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. U.S. Trust Company of California, N.A., the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

            Section 15.10. Article and Section headings. The Article and Section references herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 15.11. Action by Executive Committee of Board of Directors. Whenever by the terms of this Indenture any action is permitted or required to be taken by the Board of Directors of the Company, such action shall be deemed to have been taken by the Board of Directors of the Company if such action is taken by the Executive Committee thereof if such Committee is duly authorized so to act under applicable law and the Company's Articles of Incorporation and Bylaws.

            Section 15.12. Separability clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 15.13. Maximum lawful rate. It is the intention of the Company to conform strictly to usury laws now or hereafter in effect under applicable law, and in no event shall the Company be required to pay, or any securityholder of any Securities of any series be entitled to receive, interest on the Securities at a rate in excess of the highest lawful rate permitted by applicable law. To the extent permitted by applicable law, in determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate permitted by applicable law, (a) any nonprincipal payment shall be characterized as an expense, fee or premium rather than as interest, (b) any voluntary prepayment and the effect thereof shall be excluded, and (c) the total amount of interest shall be spread throughout the entire contemplated term of the Securities of a series; provided that if any of the Securities of any series are paid prior to their maturity, and if the interest paid on any Securities of such series to a securityholder for the actual period such Security was outstanding exceeds the highest lawful rate permitted by applicable law, any excess shall be repaid to the Company; further provided, however, that the Company shall not take any action pursuant to the voluntary redemption provisions of Section 4.01 which results, or may result, in the requirement for any such repayment.

            The Company shall be solely responsible for the calculation of whether interest paid or payable exceeds the highest lawful rate permitted by applicable law; and the Trustee shall bear no responsibility for any such calculation or payments made in excess of such rate.

            IN WITNESS WHEREOF, Jones Intercable, Inc., has caused this Indenture to be signed and acknowledged by its Chairman of the Board, President and Chief Executive Officer or one of its Vice Presidents and U.S. Trust Company of California, N.A. has caused this Indenture to be signed and acknowledged by one of its officers, all as of the date and year first written above.


                                    JONES INTERCABLE, INC.


                                    By: /s/ ELIZABETH M. STEELE
                                        Vice President


                                    U.S. TRUST COMPANY OF CALIFORNIA,
                                      N.A.


                                    By: /s/ SANDEE PARKS
                                        Authorized Signatory